Exhibit 10.9

许可使用协议

Licensing Agreement

甲方：山东省农业科学院

Party A: Shandong Academy of Agriculture

乙方：广东格旺生物科技股份有限公司

Party B: Guangdong Ge wang Biotechnology Shares Co., Ltd.

甲、乙双方本着优势互补、互惠互利的原则，甲方同意乙方使用甲方硒康胶囊、硒芝胶囊、有机硒粉配方，推动双方事业的共同繁荣与发展，实现合作共赢之目标，依据《中华人民共和国合同法》及相关法律、法规的规定，经友好协商，双方达成如下协议条款，以资共同遵照执行。

On the basis of the principle of mutual complementarities and mutual benefits, Party A agrees Party B to use the recipe of xikang capsule, xizhi capsule and organic selenium powder to promote the mutual prosperity and development and realize the goal of win-win cooperation. According to the stipulation of Contract Law of People's Republic of China and relevant laws and regulations, and after friendly negotiation, both parties reach the following articles in order to comply mutually.

第一条 合同标的

Article One Contract Object

甲方允许乙方使用其自主研发的非专利技术，即硒康胶囊、硒芝胶囊、有机硒粉三种配方（以下统称“该产品”或“配方”）。

Party A allows Party B to use its non patented technology which is of independent research and development, and that is the three recipes of xikang capsule, xizhi capsule and organic selenium powder (hereinafter generally referred to as “the product” or “recipe”)

第二条 使用期限

Article Two Service Life

甲、乙双方约定许可使用期限为五年，自合同签订之日起计算。合同期满后甲方继续许可他方使用该配方的，乙方享有优先续签权。

Party A and Party B agree to license the service life is five years and calculated from the date of signing the contract. After the contract expires, Party B enjoys the priority right of renewal if Party A continues to allow other parties using this recipe.

第三条 合同金额

Article Three Contract Amount

甲方许可乙方使用该配方，乙方每年向甲方支付60万元使用费用，第一年的使用费用于合同签订之日起30个工作日内支付完毕。剩余使用费用于每年2月1日之前支付。

Party A allows Party B using this recipe, and Party B shall pay Party B usage charges of RMB 0.6 million. Usage charges of the first year is to be paid within 30 working days that from the date of signing the contract and the rest of usage charges is to be paid before 1 February each year.

第四条 配方的开发升级

Article Four Development and Upgrade of the Recipe

1、为了使该配方更加完善，甲方有权对该配方进行升级研发，开发之后的配方所有权归甲方所有。甲方应及时通知乙方，乙方可选择使用原配方或升级之后的配方。选择升级后配方的使用费用双方可另行协商。

   To further perfect the recipe, Party A has the right to upgrade, research and develop the recipe, and the recipe ownership after the exploitation belongs to Party A. Party A shall notice Party B promptly, and Party A can choose to use the original recipe or upgraded recipe. Usage charges of upgraded recipe can be further discussed.

2、为了富硒事业的发展，乙方在使用该配方的过程中可以根据实际条件对该配方进行改进，改进之后的配方所有权归乙方所有，但是甲方有权对该配方进行免费使用。

    For the development of selenium enrichment industry, in the process of using the recipe, Party B can improve the recipe according the actual conditions, and ownership of recipe that is improved belongs to Party B, but Party A has the right to use the recipe freely.

第五条 甲方权利及义务

Article Five Rights and Obligations of Party A

1、 甲方合法持有硒康胶囊配方，且该配方未经过我国知识产权相关机构注册认证。

    Party A holds the recipe of xikang capsule legally, and this recipe has not been registered and certificated by Intellectual property rights related institutions within China.

2、甲方允许乙方以盈利为目的有偿使用该配方。甲方同意乙方在使用该配方生产出的硒康胶囊产品上使用自己注册的商标。

   Party A allows Party B to paid-use this recipe in the purpose of attaining benefits. Party A allows Party B to use its own registered trademark in the xikang capsule products which are produced with this recipe.

3、甲方有权利按照本合同约定向乙方收取该项配方的使用费。

   Party A has the right to charge Party B the using fee of this recipe according to the agreements of this contract.

4、该配方属于甲方无形资产，甲方有权利要求乙方保护商业机密。

   This recipe belongs to intangible assets, Party A has the right to ask Party B to protect the trade secrets.

5、乙方与第三方合作生产硒康胶囊时需经过甲方同意并由甲方对第三方药品生产企业进行指定，甲方保证指定的生产厂家为合法药品生产商。

   Party B shall in cooperation with the third party to produce xikang capsules after the agreement of party Aand the pharmaceutical production enterprise should be assigned by party A as the third party, which is guaranteed as a legal drug manufacturer.

6、甲方应当向乙方提供该配方的基本成分、药理、药效、适用人群及相关注意事项。

   Party A shall provide Party B the basal components, pharmacology, pesticide effect, fit people and relevant precautions.

7、为了使该配方更加完善，如果甲方对药方内容进行改良，应及时通知乙方。甲方有配方的最终解释权。

   To further perfect the recipe, if Party A improves the Prescription content, it shall notice Party B promptly. Party A has the right of final explanation of the recipe.

8、甲方保证配方的开发绝无侵害第三人合法权益，如因此导致第三人向乙方追诉，则甲方应赔偿乙方付出的赔偿金、律师费、诉讼裁判费等相关损失费用。

    Party A assures the development of the recipe will never harm the legal rights of the third Party, if the third Party prosecutes Party B because of this, then Party A shall compensate damages, counsel fee, litigation referee fee, etc relevant failure costs that has paid by Party B.

第六条 乙方权利及义务

Article Six Rights and Obligations of Party B

1、乙方是一家专业经营富硒产品的合法企业法人，以正规途径生产销售根据甲方配方生产的富硒产品。

   Party B is a legal business entity which runs selenium enrichment products professionally, products and sales the selenium enrichment products according to the recipe that is provided by Party A in formal ways.

2、乙方有权依据该配方自行生产产品，也可以与第三方合作进行产品生产，但必须经过甲方许可或指定而选择合作对象。

   Party B has the right to produce products by itself according to this recipe and can also produce products with the third party, but choose the cooperative parties only according to the permission or assignment of Party A.

3、在合同期限内，乙方有权利使用自己注册的商标销售以该配方生产的富硒产品。

    Within the time limit of the contract, Party B has the right to use its registered trademark to sale the selenium enrichment products produced with this recipe.

4、乙方对该配方享有知情权，乙方有权利要求甲方提供关于该配方的基本信息以及相关证明；如果在合作期间，甲方对配方有所改动，乙方有权在第一时间获取相关信息。

   Party B has the right for knowledge of this recipe, Party B has the right to ask Party A to provide the basic information and relevant certifications of this recipe; if during the period of cooperation, Party A changes the recipe, Party B has the right to acquire relevant information of first hand.

5、乙方应按照合同约定按时支付该配方的使用费。

   Party B shall pay usage charges of this recipe promptly according to the contract.

6、乙方对甲方提供的配方信息有保密义务，未经甲方允许，不得泄露或许可他人使用。

   Party B has the secrecy obligation to the recipe information that is provided by Party A, and without the permission of Party A, Party B shall not reveal or allow others to use.

7、乙方不得利用甲方提供的相关信息从事其他违法活动。

   Party B cannot utilize the relevant information that is provided by Party A to conduct other illegal activities.

第七条 违约责任

Article Seven Violation Liability

1、甲、乙双方任一方若有违反本合同规定的任一条款，其中一方得以书面催告限期改正，如经催告后仍不改正，其中一方可以解除合同，并依法请求损害赔偿。

   If any party within the two parties violate any item of the regulation of this contract, any party shall remind the other party to correct within deadline, if the party does not correct after the remind, one party within these two parties can terminate the contract and ask damage compensation according to laws.

2、任一方对另一方形成损失的，应追究违约责任与赔偿。违约方应承担违约责任，赔偿对方经济损失，赔偿标准以国家经济合同法有关条款为准。

   If any party causes damage on the other party, the party shall be traced of violation liability and compensation. Breaching party shall assume violation liabilities and compensate the other party economic damages and the compensation standard is subject to relevant regulations of the country's economic contract law.

第八条 保密协议

Article Eight Confidentiality Agreement

1、合同到期后，如果双方不续签，乙方应在合同终止后一个月内返还甲方提供的一切技术信息。

   When the contract expires, if two parties do not renew, Party B shall give back all technical information of Party A after one month that the contract is terminated.

2、乙方保证不得擅自泄露甲方提供的配方信息，该条款至合同解除后仍然有效。

    Party B promises not to reveal the recipe information that is provided by Party A, and this item holds good after the contract is terminated.

第九条 争议解决

Article Nine Dispute Resolution

在履行本协议过程中，如果发生争议，甲乙双方应本着长期合作的原则，友好协商解决。协商不能解决的，任何一方均有权向甲方所在地人民法院提起诉讼，并适用中华人民共和国法律。

In the process of performing the agreement, if dispute happens, both parties shall negotiate friendly to settle down according to the rules of long term cooperation. If the negotiation cannot settle down the disputes, any party has the right to file a suit to the people’s court that Party A locates and the law of the People's Republic of China is applicable.

第十条 合同的终止与解除

Article Ten Termination and Dissolution of the Contract

1、合同到期后自动终止，但双方以书面方式同意延期除外。

  The contract shall be terminated automatically once it expires, except for the two sides agreed to delay in writing.

2、双方中一方违反合同之任意条款者，另一方可以解除合同。

If any party violates any item of the contract, another party can terminate the contract.

3、双方中有一方有破产、清算、解散或被银行列为拒绝往来户，另一方可解除合约。

   Both sides of one party have bankruptcy, liquidation, dissolution or classified by Banks as dishonored account, the other may terminate the contract.

第十一条 合同效力

Article Eleven Validity of Contract

1、本合同未尽事宜，甲乙双方可协商另行签订补充协议，补充协议作为本合同的一部分与本合同具有同等法律效力。

   If this contract has unaccomplished matters, both parties can negotiate and sign additional agreements separately, and as a part of the contract, additional agreement has the equal legal effect with this contract.

2、本合同经双方代表或授权代表签字盖章之日起生效。

   This contract takes effect by representative or authorized representatives of both parties as of the date of signature and seal.

3、本合同一式两份，双方各执一份，具有同等法律效力。

    This contract is in duplicate, each party holds one with the same legal effect.

甲方（盖章）：山东省农业科学院

Party A (seal): Shandong Academy of Agriculture

甲方代表人：许福

Representative of Party A: Fu XU

乙方（盖章）：广东格旺生物科技股份有限公司

Party B (seal): Guangdong Ge wang Biotechnology Shares Co., Ltd.

乙方代表人：张士力

Representative of Party B: Shili ZHANG

签署日期： 2015年 12 月 30 日

Signed date: December 30, 2015

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